SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    _________

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       JULY 29, 1999
                                                 ____________________________
                                 PSI INDUSTRIES, INC.
  ___________________________________________________________________________
            (Exact name of registrant as specified in its charter)

         FLORIDA                     0-29802                 59-2736501
  ___________________________________________________________________________
(State or other jurisdiction     (Commission File          (IRS Employer
      or incorporation)               Number)           Identification No.)

                1160 B SOUTH ROGERS CIRCLE, BOCA RATON, FL 33487
  ___________________________________________________________________________
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code        (561) 997-1133
                                                   __________________________

  ___________________________________________________________________________
          (Former name or former address, if changed since last report)

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ITEM 3.  BANKRUPTCY OR RECEIVABLE.

         On July 29, 1999, PSI Industries, Inc. (the "Company") filed a Voluntary Petition for Relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida (West Palm Beach Division). The case has been assigned Docket No.
99-33737-BKC-SHF.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed with this report:

         EXHIBIT NO.                TITLE
         -----------                -----
             99                     Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PSI INDUSTRIES, INC.

                          By: /S/ BENJAMIN COHEN
                              ----------------------------------
                              Benjamin Cohen, President

DATED: July 30, 1999

                                       3
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                                 EXHIBIT INDEX

EXHIBITS                       DESCRIPTION
--------                       -----------
   99                          Press Release